Capital Stock	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
CAPITAL STOCK

NOTE 15 - CAPITAL STOCK

Common Stock

The Company is authorized to issue 100,000,000 shares of common stock. All shares have equal voting rights and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

2020 Activity

During the year ended December 31, 2020, the Company commenced a private placement offering of its common stock on June 22, 2020. One new shareholder purchased 200,000 shares at a price of $1.00 per share and a total of $200,000 was raised through this offering. The offering did not include warrants.

2019 Activity

During the year ended December 31, 2019, the Company had the following transactions relating to common stock. All shares issued were valued at $0.40 per share based on the most recent sale of common stock for cash:

●	Issued 5,500,000 shares of common stock to Clifton in connection with the Amended Lease (Note 7). The fair value of these shares was $2,200,000.

●	Issued 250,000 shares of common stock to H&H in connection with settlement of a consulting contract (Note 14). The fair value of these shares was $100,000.

●	In connection with the settlement of stock redeemable with gold proceeds issued in 2012, the Company allowed investors to retain 130,000 shares of common stock that had been issued in connection with a financing in 2012. The fair value of these shares was $52,000.

Preferred Stock

The Company's Articles of Incorporation authorized 10,000,000 shares of $0.001 par value Preferred Stock available for issuance with such rights and preferences, including liquidation, dividend, conversion, and voting rights, as the Board of Directors may determine.